C.H. Robinson 14701 Charlson Rd. Eden Prairie, MN 55347 www.chrobinson.com
FOR INQUIRIES, CONTACT: Robert Houghton, Vice President of Investor Relations and Treasury Email: robert.houghton@chrobinson.com

FOR IMMEDIATE RELEASE

C.H. Robinson Announces Interim Chief Financial Officer and Changes to Segment Reporting Structure

EDEN PRAIRIE, MINNESOTA, April 1, 2019 – C.H. Robinson Worldwide, Inc. (“C.H. Robinson” or the “Company”) (Nasdaq: CHRW) announced today that Scott Hagen, Corporate Controller, will also serve as Interim Chief Financial Officer, effective immediately, while the Company completes its search for a permanent CFO. Scott has led C.H. Robinson’s accounting and financial reporting teams since 2008.

C.H. Robinson also announced today that the Company has reorganized its enterprise transportation services structure in the first quarter of 2019 to combine its North American Surface Transportation (“NAST”) and Robinson Fresh transportation networks. The newly combined transportation network will be managed by and reported under the NAST segment.

With this structure change, first quarter 2019 operating results will be based on two reportable segments: NAST and Global Forwarding. Robinson Fresh(1) results will be combined with the Managed Services and Other Surface Transportation segments in the “All Other and Corporate” category. To provide a basis for comparison, we have provided certain historical segment information under the new segment organization.

“As we combine the best practices of the NAST and Robinson Fresh transportation networks, we believe we are well positioned to support the future growth of Robinson Fresh and also strengthen the overall effectiveness of our temperature controlled service offering,” said Bob Biesterfeld, Chief Operating Officer and CEO-elect of C.H. Robinson. “Robinson Fresh is an important part of our history and our culture. We take great pride in our Robinson Fresh team, who works every day to bring fresh food to the tables of families around the world.”

(1) Robinson Fresh results now primarily consist of the Sourcing service line and its related transportation.

About C.H. Robinson
At C.H. Robinson, we believe in accelerating global trade to seamlessly deliver the products and goods that drive the world’s economy. Using the strengths of our knowledgeable people, proven processes, and global technology, we help our customers work smarter, not harder. As one of the world’s largest third-party logistics providers (3PL), we provide a broad portfolio of logistics services, fresh produce sourcing and managed services for more than 124,000 customers and 76,000 active contract carriers through our integrated network of offices and more than 15,000 employees. In addition, the Company, our Foundation and our employees contribute millions of dollars annually to a variety of organizations. Headquartered in Eden Prairie, Minnesota, C.H. Robinson (CHRW) has been publicly traded since 1997. For more information, visit www.chrobinson.com.

Forward-Looking Statements
Except for the historical information contained herein, the matters set forth in this release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to, such factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with operations outside of the United States; risks associated with the potential impact of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel price increases or decreases, or fuel shortages; cyber-security related risks; the impact of war on the economy; changes to our capital structure; risks related to the elimination of LIBOR; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

Quarterly Business Segment Information
(unaudited, dollars in thousands)

	NAST	Global Forwarding	All Other and Corporate	Eliminations	Consolidated
Three Months Ended March 31, 2018
Revenues	$2,908,419	$553,754	$463,154	$—	$3,925,327
Intersegment revenues (1)	32,164	9,364	7,123	(48,651)	—
Total revenues	2,940,583	563,118	470,277	(48,651)	3,925,327
Net revenues	438,402	123,037	64,486	—	625,925
Income from operations	179,637	8,221	3,727	—	191,585
Depreciation and amortization	6,331	8,909	9,001	—	24,241
Average headcount	7,298	4,767	3,023	—	15,088

	NAST	Global Forwarding	All Other and Corporate	Eliminations	Consolidated
Three Months Ended June 30, 2018
Revenues	$3,163,185	$617,597	$495,255	$—	$4,276,037
Intersegment revenues (1)	28,922	14,875	4,340	(48,137)	—
Total revenues	3,192,107	632,472	499,595	(48,137)	4,276,037
Net revenues	459,706	144,031	67,746	—	671,483
Income from operations	188,244	29,788	976	—	219,008
Depreciation and amortization	6,288	8,753	9,197	—	24,238
Average headcount	7,401	4,736	3,092	—	15,229

	NAST	Global Forwarding	All Other and Corporate	Eliminations	Consolidated
Three Months Ended September 30, 2018
Revenues	$3,224,906	$639,268	$427,726	$—	$4,291,900
Intersegment revenues (1)	21,497	12,626	4,187	(38,310)	—
Total revenues	3,246,403	651,894	431,913	(38,310)	4,291,900
Net revenues	499,463	134,101	60,480	—	694,044
Income from operations	223,893	23,835	(1,755)	—	245,973
Depreciation and amortization	6,286	8,735	8,902	—	23,923
Average headcount	7,454	4,684	3,153	—	15,291

(1) Intersegment revenues represent the sales between our segments and are eliminated to reconcile to our consolidated results.

	NAST	Global Forwarding	All Other and Corporate	Eliminations	Consolidated
Three Months Ended December 31, 2018
Revenues	$3,050,247	$677,125	$410,536	$—	$4,137,908
Intersegment revenues (1)	26,060	11,478	7,222	(44,760)	—
Total revenues	3,076,307	688,603	417,758	(44,760)	4,137,908
Net revenues	508,690	142,737	62,356	—	713,783
Income from operations	230,070	29,782	(4,335)	—	255,517
Depreciation and amortization	6,385	8,751	9,191	—	24,327
Average headcount	7,396	4,664	3,183	—	15,243

FY 2018 Business Segment Information
(unaudited, dollars in thousands)

	NAST	Global Forwarding	All Other and Corporate	Eliminations	Consolidated
Twelve Months Ended December 31, 2018
Revenues	$12,346,757	$2,487,744	$1,796,671	$—	$16,631,172
Intersegment revenues (1)	108,643	48,343	22,872	(179,858)	—
Total revenues	12,455,400	2,536,087	1,819,543	(179,858)	16,631,172
Net revenues	1,906,261	543,906	255,068	—	2,705,235
Income from operations	821,844	91,626	(1,387)	—	912,083
Depreciation and amortization	25,290	35,148	36,291	—	96,729
Average headcount	7,387	4,711	3,106	—	15,204

(1) Intersegment revenues represent the sales between our segments and are eliminated to reconcile to our consolidated results.

Net Revenues by Service Line Information
(unaudited, dollars in thousands)

	Three months ended				Twelve months ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
NAST
Truckload	$312,952	$325,005	$362,115	$375,289	$1,375,361
LTL	110,916	118,176	121,438	116,195	466,725
Intermodal	6,217	9,101	8,178	8,483	31,979
Other	8,317	7,424	7,732	8,723	32,196
Total	$438,402	$459,706	$499,463	$508,690	$1,906,261

Global Forwarding
Ocean	$68,694	$86,820	$74,700	$82,113	$312,327
Air	26,037	28,722	28,228	28,051	111,038
Customs	20,655	20,793	23,305	23,762	88,515
Other	7,651	7,696	7,868	8,811	32,026
Total	$123,037	$144,031	$134,101	$142,737	$543,906

Robinson Fresh	$30,237	$32,644	$26,399	$27,003	$116,283
Managed Services	$18,317	$20,074	$20,080	$20,318	$78,789
Other Surface Transportation	$15,932	$15,028	$14,001	$15,035	$59,996
Total	$625,925	$671,483	$694,044	$713,783	$2,705,235